UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    April 28, 2021

EBIX, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-15946	77-0021975
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Ebix Way, Johns Creek, Georgia	30097
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code     (678) 281-2020

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 par value per share	EBIX	Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers, Compensatory Arrangements of Certain Officers.

On May 3, 2021, Ebix, Inc. announced the appointment of Ms. Priyanka Kaul as a new independent director to the Ebix Board effective April 28, 2021. The Board has determined that Ms. Kaul is an “independent” director under applicable SEC and Nasdaq rules.

Ms. Kaul, age 43, is the founder and CEO of Sundays Forever, an Indian luxury travel property company. In a career spanning 22 years, she has held various leadership positions including being the CEO of Forbes India and Division President of Network 18 Group (CNBC TV 19 and CNN TV18) from 2018-2020. She was also the Chief Marketing and Revenue Officer at one of India’s leading media groups – NDTV from 1998 to 2018.

An environmentalist to the core, Ms Kaul has pioneered and conceptualized India’s best known and award-winning environment campaigns for brands like: Toyota (Greenathon), Aircel (Save Our Tigers), Coca-Cola (Support my School), Reckitt Benckiser (Banega Swachh India), and the Gates Foundation amongst others. She has been widely recognized for her work in India and at various international platforms. Priyanka has won several awards including prestigious international awards like the CBA (Common Wealth Broadcasting Association), One World Media Award for the best Brand Campaign with a Social Message for Toyota.

There are no arrangements or understandings between Ms. Kaul and any other persons pursuant to which she was selected as a director. Ms. Kaul has no family relationships with any of the Company’s directors or executive officers. There are no transactions and no proposed transactions between Ms. Kaul and the Company that would be required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Ms. Kaul will receive compensation in accordance with the Company’s standard compensation arrangements for non-executive directors, which are described under the caption “Director Compensation” in the Company’s annual report on Form 10-K filed with the Securities and Exchange Commission on April 27, 2021.

A copy of the press release issued by Ebix regarding the appointment is attached as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

Exhibits

99.1	Press release, dated May 3, 2021 issued by Ebix, Inc

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 4, 2021

EBIX, INC.

By:	/s/ Steven M. Hamil
Name:	Steven M. Hamil
Title:	Chief Financial Officer